SUB-ITEM 77Q1(A)

Appendix A, dated June 19, 2012 to the Master Amended and Restated By-Laws for Massachusetts Investors Growth Stock Fund, dated January 1, 2002 as revised through August 22, 2007, is contained in Post-Effective Amendment No. 50 to the Registration Statement of MFS Series Trust III (File Nos. 2-60491 and 811-2794), as filed with the Securities and Exchange Commission via EDGAR on June 29, 2012, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.